Exhibit 10.2
Execution Version

SECOND AMENDMENT
TO
AMENDED AND RESTATED
CREDIT AGREEMENT
DATED AS OF SEPTEMBER 28, 2012
AMONG
DIAMONDBACK ENERGY LLC,
AS PARENT GUARANTOR

WINDSOR PERMIAN LLC,
AS BORROWER,
THE GUARANTORS,
WELLS FARGO BANK, NATIONAL ASSOCIATION,
AS ADMINISTRATIVE AGENT,
AND
THE LENDERS PARTY HERETO

SOLE BOOK RUNNER AND SOLE LEAD ARRANGER
WELLS FARGO SECURITIES, LLC

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Second Amendment”) dated as of September 28, 2012, is among: Diamondback Energy LLC, a Delaware limited liability company, as the initial Parent Guarantor (“Diamondback”); WINDSOR PERMIAN LLC, a Delaware limited liability company (the “Borrower”); each of the undersigned guarantors (together with Diamondback, the “Guarantors”); each of the lenders party to the Credit Agreement referred to below (collectively, the “Lenders”); and WELLS FARGO BANK, National Association (“Wells”), as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).
R E C I T A L S
A.    The Parent Guarantor, the Borrower, the Administrative Agent and the Lenders are parties to that certain Amended and Restated Credit Agreement dated as of July 24, 2012, as amended by that certain First Amendment dated as of July 31, 2012 (as amended, amended and restated, modified or supplemented, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.
B.    The Borrower has informed the Administrative Agent that it will not be able to comply with the requirements of Section 9.01(d) for the fiscal quarter ending September 30, 2012 and that it has exceeded the limit on lease payments set forth in Section 9.07, and has requested that the Majority Lenders waive such compliance for such period and the excess in the lease payments, each as set forth herein.
C.    The Borrower has requested and the Majority Lenders have agreed to amend and waive certain other provisions of the Credit Agreement as set forth herein.
D.    Now, therefore, to induce the Administrative Agent and the Lenders to enter into this Second Amendment and in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement, as amended by this Second Amendment. Unless otherwise indicated, all section references in this Second Amendment refer to sections of the Credit Agreement.
Section 2.    Amendments to Credit Agreement.

2.1    Amendments to Section 1.02. Section 1.02 is hereby amended by deleting the definitions of “Agreement” and “Subordinated Debt” in their entirety and replacing them with the following:

“Agreement” means this Amended and Restated Credit Agreement, as amended by the First Amendment dated as of July 31, 2012 and the Second Amendment dated as of September 28, 2012, as the same may be amended or supplemented from time to time.

“Subordinated Debt” means, except as permitted in Section 9.04(b), Debt (i) in a maximum principal amount not to exceed $45,000,000, (ii) with interest no greater than 8% per annum and payable only in kind, (iii) with a maturity date no earlier than 91 days after the Maturity Date, (iv) subordinate in all respects to the Indebtedness and (v) unsecured.

2.2    Amendment to Section 9.07. Section 9.07 is hereby amended by deleting the number “$250,000” therein and replacing it with “$550,000”.

Section 3.    Waivers. Subject to the conditions precedent contained in Section 4 of this Second Amendment and the ratification contained in Section 5.2 of this Second Amendment, the Majority Lenders hereby waive (a) compliance with Section 9.01(d) for the fiscal quarter ending September 30, 2012, (b) the provisions of Section 9.04(b) to the extent necessary to permit the amendment of the documentation governing the Subordinated Debt to reflect an increase in the maximum principal amount thereof to $45,000,000 and (c) the amount of lease payments in excess of the basket set forth in Section 9.07 for the period ending on the Second Amendment Effective Date.
Section 4.    Conditions Precedent. This Second Amendment shall become effective on the date (such date, the “Second Amendment Effective Date”), when each of the following conditions is satisfied (or waived in accordance with Section 12.02):
4.1    The Administrative Agent shall have received from the Majority Lenders, the Parent Guarantor and the Borrower, counterparts (in such number as may be requested by the Administrative Agent) of this Second Amendment signed on behalf of such Person.
4.2    The Administrative Agent and the Lenders shall have received all fees and other amounts due and payable on or prior to the date hereof, including, to the extent invoiced, reimbursement or payment of all documented out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement.
4.3    No Default shall have occurred and be continuing as of the date hereof, after giving effect to the terms of this Second Amendment.
The Administrative Agent is hereby authorized and directed to declare this Second Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 4 or the waiver of such conditions as permitted in Section 12.02. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.

Section 5.    Miscellaneous.
5.1    Confirmation. The provisions of the Credit Agreement, as amended and waived by this Second Amendment, shall remain in full force and effect following the effectiveness of this Second Amendment.
5.2    Ratification and Affirmation; Representations and Warranties. Each of the Parent Guarantor and the Borrower hereby (a) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect as expressly amended or waived hereby and (b) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Second Amendment:
(i)    all of the representations and warranties contained in each Loan Document to which it is a party are true and correct, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct as of such specified earlier date,
(ii)    no Default or Event of Default has occurred and is continuing, and
(iii)    no event or events have occurred which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.
5.3    Limitation of Waiver. Neither the execution by the Administrative Agent or the Lenders of this Second Amendment, nor any other act or omission by the Administrative Agent or the Lenders or their officers in connection herewith, shall be deemed a waiver by the Administrative Agent or the Lenders of any other defaults which may exist or which may occur in the future under the Credit Agreement and/or the other Loan Documents, or any future defaults of the same provision waived hereunder (collectively “Other Violations”). Similarly, nothing contained in this Second Amendment shall directly or indirectly in any way whatsoever either: (i) impair, prejudice or otherwise adversely affect the Administrative Agent’s or the Lenders’ right at any time to exercise any right, privilege or remedy in connection with the Loan Documents with respect to any Other Violations, (ii) amend or alter any provision of the Credit Agreement, the other Loan Documents, or any other contract or instrument (except for the amendments and waivers herein), or (iii) constitute any course of dealing or other basis (except for the amendments and waivers herein) for altering any obligation of the Borrower or any right, privilege or remedy of the Administrative Agent or the Lenders under the Credit Agreement, the other Loan Documents, or any other contract or instrument. Nothing in this Second Amendment shall be construed to be a consent by the Administrative Agent or the Lenders to any Other Violations.
5.4    Counterparts. This Second Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Second Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

5.5    NO ORAL AGREEMENT. THIS SECOND AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
5.6    GOVERNING LAW. THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.
5.7    Payment of Expenses. In accordance with Section 12.03, the Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket expenses incurred in connection with this Second Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees, charges and disbursements of counsel to the Administrative Agent.
5.8    Severability. Any provision of this Second Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
5.9    Successors and Assigns. This Second Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
5.10    Loan Document. This Second Amendment is a Loan Document.

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IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed as of the date first written above.

WINDSOR PERMIAN LLC, as Borrower

By: /s/ Teresa L. Dick
Name: Teresa L. Dick
Title: CFO

DIAMONDBACK ENERGY LLC, as the initial Parent Guarantor

By: /s/ Teresa L. Dick
Name: Teresa L. Dick
Title: CFO

DIAMONDBACK E&P LLC, as a Guarantor

By: /s/ Teresa L. Dick
Name: Teresa L. Dick
Title: CFO

DIAMONDBACK ENERGY, INC., as a Guarantor

By: /s/ Teresa L. Dick
Name: Teresa L. Dick
Title: CFO

SIGNATURE PAGE
SECOND AMENDMENT TO CREDIT AGREEMENT

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and a Lender
By: /s/ Patrick J. Fults Name: Patrick J. Fults Title: Vice President

SIGNATURE PAGE
SECOND AMENDMENT TO CREDIT AGREEMENT

AMEGY BANK NATIONAL ASSOCIATION, as a Lender
By: /s/ JB Askew Name: JB Askew Title: Assistant Vice President

SIGNATURE PAGE
SECOND AMENDMENT TO CREDIT AGREEMENT

U.S. BANK NATIONAL ASSOCIATION, as a Lender
By: /s/ Bruce E. Hernandez Name: Bruce E. Hernandez Title: Vice President

SIGNATURE PAGE
SECOND AMENDMENT TO CREDIT AGREEMENT

WEST TEXAS NATIONAL BANK, as a Lender
By: /s/ Chris L. Whigham Name: Chris L. Whigham Title: Senior Vice President

SIGNATURE PAGE
SECOND AMENDMENT TO CREDIT AGREEMENT